UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                               |X| CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: December 8, 2003



                        Commission file number 001-15081



                             UnionBanCal Corporation


                        State of Incorporation: Delaware
                  I.R.S. Employer Identification No. 94-1234979



                              400 California Street
                          San Francisco, CA 94104-1302
                               Tel. (415) 765-2969













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Item 5.  Other Events.

On December 8, 2003, UnionBanCal Corporation issued a press release concerning Regulatory Approval Granted for Union Bank of California to Acquire Business Bank of California, a copy of which is furnished herewith as Exhibit 99.1.


            Exhibit No.            Description
--------------------------------------------------------------------------------
                 99.1              Text of press release dated December 8, 2003.









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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   December 8, 2003


                          UNIONBANCAL CORPORATION


                          By:       /s/  DAVID I. MATSON
                                --------------------------------
                                      David I. Matson
                                   Chief Financial Officer
                                   (Duly Authorized Officer)